OFFERING HIGHLIGHTS

Nuveen Global High Income Fund (JGH)

Transferable Rights Offering

A Time-Limited Opportunity for Common Shareholders

OFFERING TERMS

Fund	Nuveen Global High Income Fund (NYSE: JGH)
Investment advisor	Nuveen Fund Advisors, LLC (the “Advisor”)
Subscription period	October 21, 2025 (record date) to November 20, 2025 at 5 PM ET (expiration date)
Offering type	Transferable subscription rights to purchase common shares
Rights symbol	JGH RT
Rights ratio	One new common share for every four rights held (1-for-4)
	•	Opportunity for investors to buy additional common shares at a subscription price that is expected to represent a discount to the market price of the common shares
Subscription pricing	•	Subscription price will be based upon a formula equal to the higher of 95% of the average market price on expiration date and the four preceding trading days or 90% of net asset value on expiration date (the “Subscription Price”).
The following are the terms of the rights offering subscription (the “Offer”):
	•	Common shareholders on the record date will receive one right for each common share owned. The number of rights issued to a record date shareholder will be rounded up to the nearest number of rights evenly divisible by four.
	•	Four rights are required to purchase one common share at the Subscription Price.
Subscription terms	•	Record date common shareholders who fully exercise all rights initially issued to them are permitted to subscribe for additional common shares that were not subscribed for by other record date common shareholders at the Subscription Price (“over-subscription privilege”). Over-subscription shares may only be acquired if there are unexercised rights. If over-subscription requests exceed the number of available shares (from unexercised rights), then the available shares will be allocated pro-rata.
The Advisor believes this is an attractive time to raise additional assets for the Fund based on several factors, including the following potential benefits:
	•	Portfolio opportunities: attractive valuations and yields in certain global high-income asset classes provides the potential to enhance portfolio yields and fund earnings while improving the potential for investment performance for all common shareholders
Offering rationale	•	Tax-efficiency: potential to re-balance the portfolio to new opportunities without the need to sell existing portfolio positions, which may reduce taxable events for common shareholders
	•	Benefit for common shareholders: the Offer provides common shareholders with an opportunity to buy new Common Shares below market price
	•	Enhanced liquidity: the Offer creates the potential for increased trading volume and liquidity of Common Shares
	•	Lower expense ratio: the Offer is expected to spread fixed operating costs across a larger asset base

Information on how shareholders may exercise or sell their rights is provided on the last page of this brochure.

For more information on the Fund please visit https://www.nuveen.com/jgh

PLEASE READ THE ACCOMPANYING PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR MORE INFORMATION

These “Offering Highlights” are qualified in their entirety by reference to the information included in the accompanying prospectus supplement and prospectus. Investors should consider the Fund’s investment objective, risks, and charges and expenses before investing. The accompanying prospectus supplement and prospectus contains this and other information about the Fund, including risk factors that should be carefully considered before participating in the Offer. Although the prospectus supplement and prospectus accompany these “Offering Highlights,” you can also request a prospectus supplement and prospectus, at no charge, by calling the Information Agent at 1-866-989-7750.

(NOT PART OF THE PROSPECTUS SUPPLEMENT OR PROSPECTUS)	1

OFFERING HIGHLIGHTS

Why should I exercise my rights?

The Advisor believes exposure to global high-income securities continues to deliver value to investors through high current income and potential for attractive risk-adjusted returns compared to other fixed income asset classes.

The Advisor has experience delivering durable income through credit specialization.

•	Nuveen has a long history of investing in global high-income securities with over 70 investment professionals who oversee more than $78 billion[1] in assets across securitized credit, leveraged finance, and emerging market debt/non-U.S developed sectors, giving us scale, resources, and access that are necessary for success.

The Advisor has identified opportunities to add exposure to specific securitized credit sectors, which it believes have the potential to offer incremental yield compared to corporate debt at similar rating levels.

Based on current market conditions, the Advisor intends to invest a portion of the rights offering proceeds in:

•	Asset-Backed Securities (ABS). Complexity premiums associated with novel structuring of collateral as well as idiosyncratic risk exposures can provide high levels of income.

•	Commercial Mortgage-Backed Securities (CMBS). Several years of concern around commercial real estate (CRE) has depressed pricing and our highly experienced research team believes it can find significant value in higher-yielding, shorter duration, highly diversified exposure to CRE loans.

•	Collateralized Loan Obligations (CLOs). An “all-weather” investment that can provide enhanced yield, diversification and opportunistic tactical management opportunities.

The Advisor has identified opportunities to add exposure to non-U.S. Dollar (USD) denominated debt securities, which it believes have the potential to offer incremental yield relative to similar USD denominated debt.

•	Based on current market conditions, the Advisor intends to invest a portion of the rights offering proceeds in non-USD denominated debt securities (hedged back to USD), which the Advisor believes can offer attractive yields due to differences in the pricing of credit spreads between non-USD and USD markets.

The Advisor has identified opportunities to buy senior loans that it believes are attractively valued and are outliers versus the broader market, providing attractive income and potential for capital appreciation.

•	Based on current market conditions, the Advisor intends to invest a portion of the rights offering proceeds in performing senior loans discounted to par. The Advisor believes this segment of the loan market represents an attractive opportunity to enhance the Fund’s portfolio yields and potential for capital appreciation.

More information about the Fund

•	The Fund seeks to provide a high level of current income through a diversified portfolio of global high-income securities that may span the capital structure and credit spectrum, including high-yield bonds from the U.S. and developed and emerging markets, as well as preferred and convertible securities.

•	Its managed assets will include at least 65% in securities rated below investment grade. Up to 15% of its managed assets may be invested in unhedged non-U.S. dollar denominated bonds; derivatives may be used for hedging purposes only. The Fund uses leverage.

Fund Characteristics

Fund Inception	24 Nov 2014
NYSE Symbol (common shares)	JGH
Distribution Frequency	Monthly
Distribution on Market Price[2]	9.19%
Monthly Distribution[2]	$0.1035 (per share)
Total Managed Assets	$452,639,091
Portfolio Leverage	28.17%
Website	nuveen.com/jgh
Source: Nuveen as of 30 September 2025

1 As of 30 Jun 2025. Combined assets under management (AUM) for Nuveen Leveraged Finance, Securitized Credit, and EM debt/non-U.S. Developed.

2Distributions are currently estimated to include the following amounts from sources other than net investment income: 0% capital gains and 3% return of capital. If a distribution is estimated to include anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time which may be viewed at nuveen.com/CEFdistributions. These estimates may not match the final tax characterization (for the full year's distributions) contained in shareholders' 1099-DIVforms after the end of the year. You should not draw any conclusions about a fund's past or future investment performance from its current distribution rate. Distribution Rate on market price is calculated by annualizing the most recent declared regular distribution and dividing by the fund's market price. Special distributions, including special capital gains distributions, are not included in the calculation.

(NOT PART OF THE PROSPECTUS SUPPLEMENT OR PROSPECTUS)	2

OFFERING HIGHLIGHTS

How can I exercise my rights?

To exercise your rights, contact your broker or financial advisor who can forward your instructions on your behalf. If you do not have a broker or financial advisor, you should complete the subscription certificate and deliver it to the subscription agent, together with your payment, at one of the locations indicated on the subscription certificate or in the accompanying prospectus supplement and prospectus. For more information, contact the Fund’s Information Agent, Georgeson, at 1-866-989-7750. Record date shareholders that decide not to exercise their rights may be able to sell their rights as discussed below under “May I sell my rights?”

May I sell my rights?

The rights will be admitted for trading on the NYSE under the symbol “JGH RT.” Contact your broker or financial advisor who can arrange for the sale of rights on your behalf. Sellers of rights through a broker or financial advisor may incur traditional commissions payable by the seller. The rights are expected to trade on the NYSE through November 19, 2025. If you do not have a broker or financial advisor indicate your instructions on the subscription certificate and deliver it to the subscription agent five business days prior to the expiration date of the Offer, unless extended. The Fund cannot assure record date shareholders that a market for the rights will develop or be maintained, or that any minimum sale price can be obtained for the rights.

INFORMATION AGENT	SUBSCRIPTION AGENT

1-866-989-7750	By Mail:	By Overnight Courier:

Georgeson LLC 1290 Avenue of the Americas, 9th Floor New York, NY 10104	Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare c/o Voluntary Corporate Actions 150 Royall Street, Suite V Canton, MA 02021

PLEASE READ THE ACCOMPANYING PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR MORE INFORMATION

The common shares may decline in value or even lose all of their value. The accompanying prospectus supplement and prospectus should be read carefully before investing.

CERTAIN RISKS. Investing in the Fund involves risks, including the risk that investors may receive little or no return on their investment or may lose part or all of their investment. Below is a summary of certain principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Special Characteristics and Risks of the Rights Offering“ in the prospectus supplement and “Risk Factors” in the prospectus. Investors should consider carefully the following principal risks before investing in the Fund. An investment in the Fund is subject to investment and market risk, including the possible loss of an investor’s entire investment. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs.

TAXATION. The Fund has elected to be treated and has qualified and intends to continue to qualify annually to be treated for U.S. federal income tax purposes, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, the Fund generally will not pay corporate level federal income taxes on any net ordinary income or capital gains that it currently distributes to its common shareholders. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Taxation” and “Tax Matters” in the accompanying prospectus supplement and prospectus, respectively.

DILUTION. Record date shareholders who do not fully exercise their rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than owned prior to the Offer. The completion of the Offer will result in immediate voting dilution for such common shareholders. In addition, if the Subscription Price is less than the net asset value per common share as of the expiration date, the completion of this Offer will result in an immediate dilution of the net asset value per common share for all existing common shareholders (i.e., will cause the net asset value per common share of the Fund to decrease). It is anticipated that existing common shareholders will experience immediate dilution even if they fully exercise their rights. Such dilution is not currently determinable because it is not known how many common shares will be subscribed for, what the net asset value per common share or market price of the Fund’s common shares will be on the expiration date or what the Subscription Price per common share will be. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), and not the Fund or its common shareholders, will bear all expenses incurred in connection with the rights offering. Offering expenses borne by Nuveen Fund Advisors are estimated to be approximately $375,000 in the aggregate. Nuveen Fund Advisors’ commitment to bear all costs of the rights offering will reduce the effects of any dilution as a result of the rights offering. See “Summary of Fund Expenses” in the accompanying prospectus supplement and prospectus for more information.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained herein constitute forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results or level of performance to be materially different from any future results or level of performance expressed or implied by such forward looking statements. Such factors include, among others, those listed under “Special Characteristics and Risks of the Rights Offering” in the prospectus supplement and “Risk Factors” in the prospectus. As a result of these and other factors, the Fund cannot give you any assurances as to its future results or level of performance, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein.

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(NOT PART OF THE PROSPECTUS SUPPLEMENT OR PROSPECTUS)	3